Exhibit 2

BP Capital Markets p.l.c.,

Company

AND

BP p.l.c.,

Guarantor

TO

The Bank of New York Mellon Trust Company, N.A.,

Trustee

Twenty-Third Supplemental Indenture

Dated as of February 13, 2015

Supplement to Indenture Dated as of 8 March 2002

Floating Rate Guaranteed Notes due 2017

Floating Rate Guaranteed Notes due 2018

1.674% Guaranteed Notes due 2018

2.315% Guaranteed Notes due 2020

TWENTY-THIRD SUPPLEMENTAL INDENTURE

TWENTY-THIRD SUPPLEMENTAL INDENTURE, dated as of February 13, 2015, among BP Capital Markets p.l.c., a corporation duly organized and existing under the laws of England and Wales (herein called the “Company”), having its principal office at Chertsey Road, Sunbury on Thames, Middlesex TW16 7BP United Kingdom, and BP p.l.c., a corporation duly organized and existing under the laws of England (herein called the “Guarantor”), having its registered office at 1 St. James’s Square, London SW1Y 4PD, England, and The Bank of New York Mellon Trust Company, N.A., a national banking association having its Corporate Trust Office at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, as Trustee (herein called the “Trustee”) under the Base Indenture (as hereinafter defined).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Guarantor have heretofore executed and delivered to the Trustee the Indenture, dated as of 8 March 2002 (herein called the “Base Indenture”), providing for the issuance from time to time of one or more series of the Company’s unsecured debentures, notes or other evidences of indebtedness (herein and in the Base Indenture called the “Securities”), the forms and terms of which are to be determined as set forth in Sections 201 and 301 of the Base Indenture;

WHEREAS, the Company desires to create four series of Securities in the following aggregate principal amounts: (i) U.S.$400,000,000, which shall be designated the Floating Rate Guaranteed Notes due 2017 (the “2017 Floating Rate Notes”), (ii) U.S.$250,000,000, which shall be designated the Floating Rate Guaranteed Notes due 2018 (the “2018 Floating Rate Notes”), (iii) U.S.$850,000,000, which shall be designated the 1.674% Guaranteed Notes due 2018 (the “2018 Fixed Rate Notes”) and (iv) U.S.$1,250,000,000, which shall be designated the 2.315% Guaranteed Notes due 2020 (the “2020 Fixed Rate Notes”, and, together with the 2017 Floating Rate Notes, the 2018 Floating Rate Notes and the 2018 Fixed Rate Notes, the “Notes”), and all action on the part of the Company necessary to authorize the issuance of the Notes under the Base Indenture and this Twenty-Third Supplemental Indenture has been duly taken; and

WHEREAS, all acts and things necessary to make this Twenty-Third Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

RECITALS OF THE GUARANTOR

WHEREAS, the Guarantor desires to make the Guarantees provided for herein and in the Base Indenture; and

WHEREAS, all things necessary to make this Twenty-Third Supplemental Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

NOW, THEREFORE, THIS TWENTY-THIRD SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE

CREATION OF THE NOTES

Section 1.1. Designation of Series. Pursuant to the terms hereof and Sections 201 and 301 of the Base Indenture, the Company hereby creates four series of Securities designated the “Floating Rate Guaranteed Notes due 2017”, the “Floating Rate Guaranteed Notes due 2018”, the “1.674% Guaranteed Notes due 2018” and the “2.315% Guaranteed Notes due 2020”, which Notes shall be deemed “Securities” for all purposes under the Base Indenture.

Section 1.2. Form of Notes. The form of each of the 2017 Floating Rate Notes, the 2018 Floating Rate Notes, the 2018 Fixed Rate Notes and the 2020 Fixed Rate Notes shall be substantially as set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, and Exhibit A-4, respectively, each as attached hereto, which are incorporated herein and made part hereof. The 2017 Floating Rate Notes, the 2018 Floating Rate Notes, the 2018 Fixed Rate Notes and the 2020 Fixed Rate Notes shall bear interest, be payable and have such other terms as are stated in said respective forms of the Notes attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, and Exhibit A-4, respectively, and in the Base Indenture, as supplemented by this Twenty-Third Supplemental Indenture. The Stated Maturity of the 2017 Floating Rate Notes shall be February 10, 2017. The Stated Maturity of the 2018 Floating Rate Notes shall be February 13, 2018. The Stated Maturity of the 2018 Fixed Rate Notes shall be February 13, 2018. The Stated Maturity of the 2020 Fixed Rate Notes shall be February 13, 2020.

Section 1.3. Limit on Amount of Series. The 2017 Floating Rate Notes shall not exceed U.S.$400,000,000 in aggregate principal amount Outstanding under the Base Indenture at any time, the 2018 Floating Rate Notes shall not exceed U.S.$250,000,000 in aggregate principal amount Outstanding under the Base Indenture at any time, the 2018 Fixed Rate Notes shall not exceed U.S.$ 850,000,000 in aggregate principal amount Outstanding under the Base Indenture at any time and the 2020 Fixed Rate Notes shall not exceed U.S.$ 1,250,000,000 in aggregate principal amount Outstanding under the Base Indenture at any time, in each case except as otherwise provided in the last paragraph of Section 301 of the Base Indenture. The Notes may, upon the execution and delivery of this Twenty-Third Supplemental Indenture or from time to time thereafter, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes upon the delivery of a Company Order and such other documents as shall be required by the Base Indenture.

Section 1.4. Redemption. The Notes shall not be redeemable except as provided in Section 1108 of the Base Indenture; provided, however, that the 2018 Fixed Rate

Notes and the 2020 Fixed Rate Notes shall also be redeemable in whole or in part, at any time and from time to time, at the applicable Optional Make-Whole Redemption Price specified in Exhibit A-3 and Exhibit A-4 hereto. The Company shall give the Trustee notice of the applicable Optional Make-Whole Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.

Section 1.5. No Sinking Fund. No sinking fund will be provided with respect to the Notes.

Section 1.6. Notes Not Convertible or Exchangeable. The Notes will not be convertible or exchangeable for other securities or property.

Section 1.7. Issuance of Notes; Selection of Depositary. The Notes shall be issued as Global Securities in registered form, without coupons. The initial Depositary for the Notes shall be The Depository Trust Company.

ARTICLE TWO

MISCELLANEOUS

Section 2.1. Execution as Supplemental Indenture. This Twenty-Third Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Base Indenture and, as provided in the Base Indenture, this Twenty-Third Supplemental Indenture forms a part thereof. Except as herein expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Base Indenture.

Section 2.2. Responsibility for Recitals, Etc. The recitals herein shall be taken as the statements of the Company and the Guarantor, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Twenty-Third Supplemental Indenture.

Section 2.3. Provisions Binding on Company’s and Guarantor’s Successors. All the covenants, stipulations, promises and agreements of the Company contained in this Twenty-Third Supplemental Indenture shall bind the Company’s successors and assigns whether so expressed or not. All the covenants, stipulations, promises and agreements of the Guarantor contained in this Twenty-Third Supplemental Indenture shall bind the Guarantor’s successors and assigns whether so expressed or not.

Section 2.4. New York Contract. This Twenty-Third Supplemental Indenture, each Note and the Guarantees shall be governed by and construed in accordance with the laws of the state of New York, except that the authorization and execution of this Twenty-Third Supplemental Indenture, each Note and the Guarantees shall be governed by the laws of the respective jurisdictions of organization of the Company and the Guarantor.

Section 2.5. Execution and Counterparts. This Twenty-Third Supplemental Indenture may be executed with counterpart signature pages or in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument.

Section 2.6. Capitalized Terms. Capitalized terms not otherwise defined in this Twenty-Third Supplemental Indenture shall have the respective meanings assigned to them in the Base Indenture.

IN WITNESS WHEREOF, the Company and the Trustee hereto have caused this Twenty-Third Supplemental Indenture to be duly executed, and the Guarantor has caused this Twenty-Third Supplemental Indenture to be signed on its behalf by its duly appointed attorney, all as of the day and year first above written.

BP CAPITAL MARKETS p.l.c.

By:	/s/ Patrick Halpin
Name: Patrick Halpin
Title: Authorised signatory

Attest:

By:	/s/ Michael Vilas
Name: Michael Vilas
Title: Legal Advisor

BP p.l.c.

By:	/s/ Patrick Halpin
Name: Patrick Halpin
Title: Authorised signatory

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. AS TRUSTEE

By:	/s/ Lawrence M. Kusch
Name: Lawrence M. Kusch
Title: Vice President

Attest:

By:	/s/ R. Tarnas
Name: R. Tarnas
Title: Vice President

EXHIBIT A-1

FORM OF 2017 FLOATING RATE NOTES

Face of Security

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Global Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

BP CAPITAL MARKETS P.L.C.

FLOATING RATE GUARANTEED NOTE DUE 2017

No.	$

CUSIP NO. 05565QCV8

BP Capital Markets p.l.c., a corporation duly organized and existing under the laws of England and Wales (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of              Dollars ($            ) on the Stated Maturity (as defined on the reverse of this Security), and to pay interest thereon from February 13, 2015 (the “Issuance Date”) or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, quarterly on the 10th calendar day of each February, May, August and November, commencing May 10, 2015 and finally on the Stated Maturity (each, an “Interest Payment Date”), at the rate of interest per annum (i) for the initial Interest Period (as defined below) equal to Three-Month LIBOR (as determined by the Calculation Agent pursuant to the provisions set forth on the reverse of this Security) on February 11, 2015 plus the Spread (as defined on the reverse of this Security) and (ii) thereafter, for each other Interest Period equal to Three-Month LIBOR (as determined by the Calculation Agent pursuant to the provisions set forth on the reverse of this Security) on the Interest Determination Date (as defined on the reverse of this Security) plus the Spread, until the principal hereof is paid or made available for payment. The period beginning on the Issuance Date and ending on but excluding the first Interest Payment

Date and each successive period beginning on and including an Interest Payment Date and ending on but excluding the next succeeding Interest Payment Date is herein called an “Interest Period”. If any Interest Payment Date (other than the Stated Maturity or a Redemption Date (pursuant to a redemption under Section 1108 of the Indenture)) falls on a day which is not a Business Day (as defined below) such Interest Payment Date shall be postponed to the next succeeding Business Day, except that if such next succeeding Business Day is in the next calendar month, such Interest Payment Date shall be the Business Day which precedes that day. If the Stated Maturity or a Redemption Date shall not be a Business Day, payment of the principal of and interest due on that date need not be made on that day but may be made on the next day that is a Business Day with the same force and effect as if made on the Stated Maturity or such Redemption Date, provided that no interest shall accrue for the period from and after the Stated Maturity or such Redemption Date. A “Business Day” means any week day on which banking or trust institutions in neither New York nor London are authorized generally or obligated by law, regulation or executive order to close. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day preceding each Interest Payment Date, whether or not such day is a Business Day. However, interest payable on the Stated Maturity or a Redemption Date of this Security will be paid to the same Person to whom the principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company of principal of or interest on a Security of this series, then the Company will pay to the Holder of a Security of this series such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Company shall not be required to make any payment of additional amounts (1) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (2) for or on account of:

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(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security of this series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of this series;

(d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of this Security of this series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;

(f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive approved on June 3, 2003, regarding taxation of, and information exchange member states of the European Union with respect to, interest income or any law implementing such directive; or

(g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

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The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company is organized, or any political subdivision or taxing authority thereof or therein.

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: February 13, 2015

BP CAPITAL MARKETS P.L.C.

By
N. Bamfield
Director

Attest:

For and on behalf of Sunbury Secretaries Limited, Company Secretary of BP Capital Markets p.l.c.

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, N.A., as Trustee

By
Authorized Signatory

Signature Page to Global Note

Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 8, 2002 (herein called the “Base Indenture”), among the Company, as Issuer, BP p.l.c., as Guarantor (herein called the “Guarantor”), and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) (such Base Indenture as supplemented by the Twenty-Third Supplemental Indenture, dated as of February 13, 2015, the “Indenture”) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited to $400,000,000 in aggregate principal amount.

The rate at which interest shall accrue on the unpaid principal amount of this Security for each Interest Period shall be the relevant Interest Rate (as defined below) for that Interest Period and payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates. Such interest shall accrue on the basis of the actual number of days in each Interest Period and a year of 360 days.

This Security will accrue interest for each Interest Period at a per annum rate, subject to a maximum interest rate permitted by New York or other applicable state law, as such law may be modified by United States law of general application (the “Interest Rate”). The Interest Rate for any Interest Period will be Three-Month LIBOR, as determined by the Calculation Agent on the Interest Determination Date (or February 11, 2015, if applicable), plus the Spread. The Interest Rate will be reset quarterly on each Interest Reset Date.

“Calculation Agent” means The Bank of New York Mellon Trust Company, N.A., or its successor appointed by the Company, acting as calculation agent for this Security.

“Interest Determination Date” means for a particular Interest Reset Date the second London Business Day preceding such Interest Reset Date.

“Interest Reset Date” means the 10th calendar day of each February, May, August and November, beginning May 10, 2015. In the event any Interest Reset Date is not a Business Day, then the Interest Reset Date will be the next succeeding day which is a Business Day, unless that next succeeding Business Day falls in the next succeeding calendar month, in which case the relevant Interest Reset Date will be the immediately preceding Business Day.

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“London Business Day” means any week day on which banking or trust institutions in London are not authorized generally or obligated by law, regulation or executive order to close.

“Reuters Page LIBOR01” means the display designated as the Reuters screen “LIBOR01”, or such other page as may replace the Reuters screen “LIBOR01” on that service or such other service or services as may be nominated for the purpose of displaying London interbank offered rates for U.S. dollar deposits by ICE Benchmark Administration Limited (“IBA”) or its successor or such other entity assuming the responsibility of IBA or its successor in calculating the London Interbank Offered Rate in the event IBA or its successor no longer does so.

“Spread” means 0.350%.

“Stated Maturity” means February 10, 2017.

“Three-Month LIBOR” means for any Interest Period the rate for deposits in U.S. dollars having a maturity of three months commencing on the Interest Reset Date (or the Issuance Date, if applicable) that appears on the Reuters Page LIBOR01 as of 11:00 A.M., London time, on the preceding Interest Determination Date (or February 11, 2015, if applicable). If such rate does not appear on such page at such time, then the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected and identified by the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months, commencing on the Interest Reset Date (or the Issuance Date, if applicable), to prime banks in the London interbank market at approximately 11:00 A.M., London time, on the preceding Interest Determination Date (or February 11, 2015, if applicable) and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two quotations are provided, then Three-Month LIBOR on that Interest Determination Date (or February 11, 2015, if applicable) will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then Three-Month LIBOR on the Interest Determination Date (or February 11, 2015, if applicable) will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in The City of New York, on the Interest Determination Date (or February 11, 2015, if applicable) by three major banks in The City of New York selected and identified by the Company for loans in U.S. dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time; provided, however, that if the banks selected and identified by the Company are not providing quotations in the manner described by this sentence, Three-Month LIBOR determined as of that Interest Determination Date will be Three-Month LIBOR in effect on that Interest Determination Date.

All calculations made by the Calculation Agent for the purposes of calculating the interest rates on this Security shall be conclusive and binding upon the beneficial owners and Holders of this Security, the Company, the Guarantor and the Trustee, absent manifest error.

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This Security is not redeemable prior to the Stated Maturity, except that this Security may be redeemed pursuant to Section 1108 of the Indenture; the date specified for the Securities of this series, for purposes of said Section 1108, is February 10, 2015.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor, or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

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As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company and the Guarantor, at the Guarantor’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company or the Guarantor deposits, in trust, with the Trustee money or Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Securities on the dates such payments are due in accordance with the terms of such Securities and Guarantees, and certain other conditions are satisfied.

Except in the limited circumstances described in Section 305 of the Indenture, the Securities of this series shall be issued in the form of one or more Global Securities and The Depository Trust Company shall be the Depositary for such Global Security or Securities. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except that the authorization and execution of this Security shall be governed by the laws of the jurisdiction of organization of the Company.

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GUARANTEE OF BP p.l.c.

For value received, BP p.l.c., a corporation duly organized and existing under the laws of England and Wales (herein called the “Guarantor”, which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee referred to in such Indenture due and prompt payment of the principal of and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of BP CAPITAL MARKETS P.L.C., a corporation duly organized and existing under the laws of England and Wales (herein called the “Company”, which term includes any successor corporation under such Indenture) punctually to make any such principal or interest payment, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

The Guarantor hereby further agrees, subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor under this Guarantee, the Guarantor will pay to the Holder of such Security such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Guarantor shall not be required to make any payment of additional amounts (1) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (2) for or on account of:

(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of such Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

10

(b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, such Security;

(d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Security (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;

(f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive approved on June 3, 2003, regarding taxation of, and information exchange member states of the European Union with respect to, interest income or any law implementing such directive; or

(g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, such Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Guarantor is organized, or any political subdivision or taxing authority thereof or therein.

The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company

11

with respect thereto, by the Holder of such Security or such Trustee, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security or the interest rate thereon or impose or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of and interest on such Security. This is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and interest on all Securities of the same series issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of and interest on the Security upon which this Guarantee is endorsed at the times, place and rate, and in the coin or currency prescribed therein.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, except that the authorization and execution of the Guarantee shall be governed by the laws of the jurisdiction of organization of the Guarantor.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

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IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be signed manually or in facsimile by a person duly authorized in that behalf.

BP P.L.C.

AUTHORIZED SIGNATORY

Attest:

February 13, 2015

Signature Page of the Guarantee

EXHIBIT A-2

FORM OF 2018 FLOATING RATE NOTES

Face of Security

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Global Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

BP CAPITAL MARKETS P.L.C.

FLOATING RATE GUARANTEED NOTE DUE 2018

No.	$

CUSIP NO. 05565QCW6

BP Capital Markets p.l.c., a corporation duly organized and existing under the laws of England and Wales (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of              Dollars ($            ) on the Stated Maturity (as defined on the reverse of this Security), and to pay interest thereon from February 13, 2015 (the “Issuance Date”) or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, quarterly on the 13th calendar day of each February, May, August and November, commencing May 13, 2015 and finally on the Stated Maturity (each, an “Interest Payment Date”), at the rate of interest per annum (i) for the initial Interest Period (as defined below) equal to Three-Month LIBOR (as determined by the Calculation Agent pursuant to the provisions set forth on the reverse of this Security) on February 11, 2015 plus the Spread (as defined on the reverse of this Security) and (ii) thereafter, for each other Interest Period equal to Three-Month LIBOR (as determined by the Calculation Agent pursuant to the provisions set forth on the reverse of this Security) on the Interest Determination Date (as defined on the reverse of this Security) plus the Spread, until the principal hereof is paid or made available for payment. The period beginning on the Issuance Date and ending on but excluding the first Interest Payment

Date and each successive period beginning on and including an Interest Payment Date and ending on but excluding the next succeeding Interest Payment Date is herein called an “Interest Period”. If any Interest Payment Date (other than the Stated Maturity or a Redemption Date (pursuant to a redemption under Section 1108 of the Indenture)) falls on a day which is not a Business Day (as defined below) such Interest Payment Date shall be postponed to the next succeeding Business Day, except that if such next succeeding Business Day is in the next calendar month, such Interest Payment Date shall be the Business Day which precedes that day. If the Stated Maturity or a Redemption Date shall not be a Business Day, payment of the principal of and interest due on that date need not be made on that day but may be made on the next day that is a Business Day with the same force and effect as if made on the Stated Maturity or such Redemption Date, provided that no interest shall accrue for the period from and after the Stated Maturity or such Redemption Date. A “Business Day” means any week day on which banking or trust institutions in neither New York nor London are authorized generally or obligated by law, regulation or executive order to close. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day preceding each Interest Payment Date, whether or not such day is a Business Day. However, interest payable on the Stated Maturity or a Redemption Date of this Security will be paid to the same Person to whom the principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company of principal of or interest on a Security of this series, then the Company will pay to the Holder of a Security of this series such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Company shall not be required to make any payment of additional amounts (1) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (2) for or on account of:

(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security of this series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of this series;

(d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of this Security of this series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;

(f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive approved on June 3, 2003, regarding taxation of, and information exchange member states of the European Union with respect to, interest income or any law implementing such directive; or

(g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company is organized, or any political subdivision or taxing authority thereof or therein.

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: February 13, 2015

BP CAPITAL MARKETS P.L.C.

By
N. Bamfield
Director

Attest:

For and on behalf of Sunbury Secretaries Limited, Company Secretary of BP Capital Markets p.l.c.

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, N.A., as Trustee

By
Authorized Signatory

Signature Page to Global Note

Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 8, 2002 (herein called the “Base Indenture”), among the Company, as Issuer, BP p.l.c., as Guarantor (herein called the “Guarantor”), and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) (such Base Indenture as supplemented by the Twenty-Third Supplemental Indenture, dated as of February 13, 2015, the “Indenture”) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited to $250,000,000 in aggregate principal amount.

The rate at which interest shall accrue on the unpaid principal amount of this Security for each Interest Period shall be the relevant Interest Rate (as defined below) for that Interest Period and payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates. Such interest shall accrue on the basis of the actual number of days in each Interest Period and a year of 360 days.

This Security will accrue interest for each Interest Period at a per annum rate, subject to a maximum interest rate permitted by New York or other applicable state law, as such law may be modified by United States law of general application (the “Interest Rate”). The Interest Rate for any Interest Period will be Three-Month LIBOR, as determined by the Calculation Agent on the Interest Determination Date (or February 11, 2015, if applicable), plus the Spread. The Interest Rate will be reset quarterly on each Interest Reset Date.

“Calculation Agent” means The Bank of New York Mellon Trust Company, N.A., or its successor appointed by the Company, acting as calculation agent for this Security.

“Interest Determination Date” means for a particular Interest Reset Date the second London Business Day preceding such Interest Reset Date.

“Interest Reset Date” means the 13th calendar day of each February, May, August and November, beginning May 13, 2015. In the event any Interest Reset Date is not a Business Day, then the Interest Reset Date will be the next succeeding day which is a Business Day, unless that next succeeding Business Day falls in the next succeeding calendar month, in which case the relevant Interest Reset Date will be the immediately preceding Business Day.

6

“London Business Day” means any week day on which banking or trust institutions in London are not authorized generally or obligated by law, regulation or executive order to close.

“Reuters Page LIBOR01” means the display designated as the Reuters screen “LIBOR01”, or such other page as may replace the Reuters screen “LIBOR01” on that service or such other service or services as may be nominated for the purpose of displaying London interbank offered rates for U.S. dollar deposits by ICE Benchmark Administration Limited (“IBA”) or its successor or such other entity assuming the responsibility of IBA or its successor in calculating the London Interbank Offered Rate in the event IBA or its successor no longer does so.

“Spread” means 0.425%.

“Stated Maturity” means February 13, 2018.

“Three-Month LIBOR” means for any Interest Period the rate for deposits in U.S. dollars having a maturity of three months commencing on the Interest Reset Date (or the Issuance Date, if applicable) that appears on the Reuters Page LIBOR01 as of 11:00 A.M., London time, on the preceding Interest Determination Date (or February 11, 2015, if applicable). If such rate does not appear on such page at such time, then the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected and identified by the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months, commencing on the Interest Reset Date (or the Issuance Date, if applicable), to prime banks in the London interbank market at approximately 11:00 A.M., London time, on the preceding Interest Determination Date (or February 11, 2015, if applicable) and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two quotations are provided, then Three-Month LIBOR on that Interest Determination Date (or February 11, 2015, if applicable) will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then Three-Month LIBOR on the Interest Determination Date (or February 11, 2015, if applicable) will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in The City of New York, on the Interest Determination Date (or February 11, 2015, if applicable) by three major banks in The City of New York selected and identified by the Company for loans in U.S. dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time; provided, however, that if the banks selected and identified by the Company are not providing quotations in the manner described by this sentence, Three-Month LIBOR determined as of that Interest Determination Date will be Three-Month LIBOR in effect on that Interest Determination Date.

All calculations made by the Calculation Agent for the purposes of calculating the interest rates on this Security shall be conclusive and binding upon the beneficial owners and Holders of this Security, the Company, the Guarantor and the Trustee, absent manifest error.

7

This Security is not redeemable prior to the Stated Maturity, except that this Security may be redeemed pursuant to Section 1108 of the Indenture; the date specified for the Securities of this series, for purposes of said Section 1108, is February 10, 2015.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor, or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

8

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company and the Guarantor, at the Guarantor’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company or the Guarantor deposits, in trust, with the Trustee money or Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Securities on the dates such payments are due in accordance with the terms of such Securities and Guarantees, and certain other conditions are satisfied.

Except in the limited circumstances described in Section 305 of the Indenture, the Securities of this series shall be issued in the form of one or more Global Securities and The Depository Trust Company shall be the Depositary for such Global Security or Securities. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except that the authorization and execution of this Security shall be governed by the laws of the jurisdiction of organization of the Company.

9

GUARANTEE OF BP p.l.c.

For value received, BP p.l.c., a corporation duly organized and existing under the laws of England and Wales (herein called the “Guarantor”, which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee referred to in such Indenture due and prompt payment of the principal of and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of BP CAPITAL MARKETS P.L.C., a corporation duly organized and existing under the laws of England and Wales (herein called the “Company”, which term includes any successor corporation under such Indenture) punctually to make any such principal or interest payment, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

The Guarantor hereby further agrees, subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor under this Guarantee, the Guarantor will pay to the Holder of such Security such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Guarantor shall not be required to make any payment of additional amounts (1) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (2) for or on account of:

(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of such Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

10

(b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, such Security;

(d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Security (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;

(f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive approved on June 3, 2003, regarding taxation of, and information exchange member states of the European Union with respect to, interest income or any law implementing such directive; or

(g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, such Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Guarantor is organized, or any political subdivision or taxing authority thereof or therein.

The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company

11

with respect thereto, by the Holder of such Security or such Trustee, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security or the interest rate thereon or impose or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of and interest on such Security. This is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and interest on all Securities of the same series issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of and interest on the Security upon which this Guarantee is endorsed at the times, place and rate, and in the coin or currency prescribed therein.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, except that the authorization and execution of the Guarantee shall be governed by the laws of the jurisdiction of organization of the Guarantor.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

12

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be signed manually or in facsimile by a person duly authorized in that behalf.

BP P.L.C.

AUTHORIZED SIGNATORY

Attest:

February 13, 2015

Signature Page of the Guarantee

EXHIBIT A-3

FORM OF 2018 FIXED RATE NOTES

Face of Security

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Global Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

BP CAPITAL MARKETS P.L.C.

1.674% GUARANTEED NOTE DUE 2018

No.	$

CUSIP NO. 05565QCY2

BP CAPITAL MARKETS P.L.C., a corporation duly organized and existing under the laws of England and Wales (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of              Dollars ($            ) on February 13, 2018, and to pay interest thereon from February 13, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 13 and August 13 in each year, commencing August 13, 2015, at the rate of 1.674% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day preceding each Interest Payment Date, whether or not such day is a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of

Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

If any payment is due in respect of the Securities on a day that is not a Business Day (as defined below), it will be made on the next following Business Day; provided that no interest will accrue on the payment so deferred. A “Business Day” means any week day on which banking or trust institutions in neither New York nor London are authorized generally or obligated by law, regulation or executive order to close.

If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company of principal of or interest on a Security of this series, then the Company will pay to the Holder of a Security of this series such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Company shall not be required to make any payment of additional amounts (1) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (2) for or on account of:

(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security of this series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

2

(c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of this series;

(d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of this Security of this series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;

(f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive approved on June 3, 2003, regarding taxation of, and information exchange member states of the European Union with respect to, interest income or any law implementing such directive; or

(g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company is organized, or any political subdivision or taxing authority thereof or therein.

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: February 13, 2015

BP CAPITAL MARKETS P.L.C.

By
N. Bamfield
Director

Attest:

For and on behalf of Sunbury Secretaries Limited, Company Secretary of BP Capital Markets p.l.c.

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, N.A., as Trustee

By
Authorized Signatory

Signature Page to Global Note

Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 8, 2002 (herein called the “Base Indenture”), among the Company, as Issuer, BP p.l.c., as Guarantor (herein called the “Guarantor”), and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) (such Base Indenture as supplemented by the Twenty-Third Supplemental Indenture, dated as of February 13, 2015 (the “Indenture”)) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited to $850,000,000 in aggregate principal amount.

This Security is not redeemable prior to February 13, 2018 (the “Stated Maturity”), except that this Security may be redeemed in accordance with the terms specified below and pursuant to Section 1108 of the Indenture; the date specified for the Securities of this series, for purposes of said Section 1108, is February 10, 2015.

The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days’ notice by mail, as a whole or in part, at any time and from time to time, at the election of the Company, at a redemption price (the “Optional Make-Whole Redemption Price”) equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed (not including any portion of payments of interest accrued to the date of redemption (the “Redemption Date”)) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the Securities of this series to be redeemed to the Redemption Date. For purposes of determining the Optional Make-Whole Redemption Price, the following terms shall apply:

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

5

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date.

“Quotation Agent” means one of the Reference Treasury Dealers appointed by the Company to act as the “Quotation Agent”.

“Reference Treasury Dealer” means each of Goldman, Sachs & Co., Mizuho Securities USA Inc. and RBS Securities Inc. or their respective affiliates, each of which is a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), and their respective successors, and two other Primary Treasury Dealers selected by the Company, provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York time, on the third Business Day preceding that Redemption Date.

Interest will be computed on the basis of a 360-day year of twelve 30-day months.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor, or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

6

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

7

The Indenture provides that the Company and the Guarantor, at the Guarantor’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company or the Guarantor deposits, in trust, with the Trustee money or Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Securities on the dates such payments are due in accordance with the terms of such Securities and Guarantees, and certain other conditions are satisfied.

Except in the limited circumstances described in Section 305 of the Indenture, the Securities of this series shall be issued in the form of one or more Global Securities and The Depository Trust Company shall be the Depositary for such Global Security or Securities. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except that the authorization and execution of this Security shall be governed by the laws of the jurisdiction of organization of the Company.

8

GUARANTEE OF BP p.l.c.

For value received, BP p.l.c., a corporation duly organized and existing under the laws of England and Wales (herein called the “Guarantor”, which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee referred to in such Indenture due and prompt payment of the principal of and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of BP CAPITAL MARKETS P.L.C., a corporation duly organized and existing under the laws of England and Wales (herein called the “Company”, which term includes any successor corporation under such Indenture) punctually to make any such principal or interest payment, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

The Guarantor hereby further agrees, subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor under this Guarantee, the Guarantor will pay to the Holder of such Security such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Guarantor shall not be required to make any payment of additional amounts (1) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (2) for or on account of:

(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of such Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

9

(b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, such Security;

(d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Security (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;

(f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive approved on June 3, 2003, regarding taxation of, and information exchange member states of the European Union with respect to, interest income or any law implementing such directive; or

(g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, such Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Guarantor is organized, or any political subdivision or taxing authority thereof or therein.

The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security

10

or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or such Trustee, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security or the interest rate thereon or impose or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of and interest on such Security. This is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and interest on all Securities of the same series issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of and interest on the Security upon which this Guarantee is endorsed at the times, place and rate, and in the coin or currency prescribed therein.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, except that the authorization and execution of the Guarantee shall be governed by the laws of the jurisdiction of organization of the Guarantor.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

11

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be signed manually or in facsimile by a person duly authorized in that behalf.

BP P.L.C.

AUTHORIZED SIGNATORY

Attest:

February 13, 2015

Signature Page of the Guarantee

EXHIBIT A-4

FORM OF 2020 FIXED RATE NOTES

Face of Security

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Global Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

BP CAPITAL MARKETS P.L.C.

2.315% GUARANTEED NOTE DUE 2020

No.	$

CUSIP NO. 05565QCX4

BP CAPITAL MARKETS P.L.C., a corporation duly organized and existing under the laws of England and Wales (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of              Dollars ($            ) on February 13, 2020, and to pay interest thereon from February 13, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 13 and August 13 in each year, commencing August 13, 2015, at the rate of 2.315% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day preceding each Interest Payment Date, whether or not such day is a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of

Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

If any payment is due in respect of the Securities on a day that is not a Business Day (as defined below), it will be made on the next following Business Day; provided that no interest will accrue on the payment so deferred. A “Business Day” means any week day on which banking or trust institutions in neither New York nor London are authorized generally or obligated by law, regulation or executive order to close.

If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company of principal of or interest on a Security of this series, then the Company will pay to the Holder of a Security of this series such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Company shall not be required to make any payment of additional amounts (1) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (2) for or on account of:

(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security of this series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

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(c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of this series;

(d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of this Security of this series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;

(f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive approved on June 3, 2003, regarding taxation of, and information exchange member states of the European Union with respect to, interest income or any law implementing such directive; or

(g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company is organized, or any political subdivision or taxing authority thereof or therein.

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: February 13, 2015

BP CAPITAL MARKETS P.L.C.

By
N. Bamfield
Director

Attest:

For and on behalf of Sunbury Secretaries Limited, Company Secretary of BP Capital Markets p.l.c.

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, N.A., as Trustee

By
Authorized Signatory

Signature Page to Global Note

Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 8, 2002 (herein called the “Base Indenture”), among the Company, as Issuer, BP p.l.c., as Guarantor (herein called the “Guarantor”), and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) (such Base Indenture as supplemented by the Twenty-Third Supplemental Indenture, dated as of February 13, 2015 (the “Indenture”)) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited to $1,250,000,000 in aggregate principal amount.

This Security is not redeemable prior to February 13, 2020 (the “Stated Maturity”), except that this Security may be redeemed in accordance with the terms specified below and pursuant to Section 1108 of the Indenture; the date specified for the Securities of this series, for purposes of said Section 1108, is February 10, 2015.

The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days’ notice by mail, as a whole or in part, at any time and from time to time, at the election of the Company, at a redemption price (the “Optional Make-Whole Redemption Price”) equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed (not including any portion of payments of interest accrued to the date of redemption (the “Redemption Date”)) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the Securities of this series to be redeemed to the Redemption Date. For purposes of determining the Optional Make-Whole Redemption Price, the following terms shall apply:

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date.

“Quotation Agent” means one of the Reference Treasury Dealers appointed by the Company to act as the “Quotation Agent”.

“Reference Treasury Dealer” means each of Goldman, Sachs & Co., Mizuho Securities USA Inc. and RBS Securities Inc. or their respective affiliates, each of which is a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), and their respective successors, and two other Primary Treasury Dealers selected by the Company, provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York time, on the third Business Day preceding that Redemption Date.

Interest will be computed on the basis of a 360-day year of twelve 30-day months.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor, or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company and the Guarantor, at the Guarantor’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company or the Guarantor deposits, in trust, with the Trustee money or Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Securities on the dates such payments are due in accordance with the terms of such Securities and Guarantees, and certain other conditions are satisfied.

Except in the limited circumstances described in Section 305 of the Indenture, the Securities of this series shall be issued in the form of one or more Global Securities and The Depository Trust Company shall be the Depositary for such Global Security or Securities. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except that the authorization and execution of this Security shall be governed by the laws of the jurisdiction of organization of the Company.

GUARANTEE OF BP p.l.c.

For value received, BP p.l.c., a corporation duly organized and existing under the laws of England and Wales (herein called the “Guarantor”, which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee referred to in such Indenture due and prompt payment of the principal of and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of BP CAPITAL MARKETS P.L.C., a corporation duly organized and existing under the laws of England and Wales (herein called the “Company”, which term includes any successor corporation under such Indenture) punctually to make any such principal or interest payment, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

The Guarantor hereby further agrees, subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor under this Guarantee, the Guarantor will pay to the Holder of such Security such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Guarantor shall not be required to make any payment of additional amounts (1) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (2) for or on account of:

(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of such Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, such Security;

(d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Security (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;

(f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive approved on June 3, 2003, regarding taxation of, and information exchange member states of the European Union with respect to, interest income or any law implementing such directive; or

(g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, such Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Guarantor is organized, or any political subdivision or taxing authority thereof or therein.

The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or such Trustee, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security or the interest rate thereon or impose or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of and interest on such Security. This is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and interest on all Securities of the same series issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of and interest on the Security upon which this Guarantee is endorsed at the times, place and rate, and in the coin or currency prescribed therein.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, except that the authorization and execution of the Guarantee shall be governed by the laws of the jurisdiction of organization of the Guarantor.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be signed manually or in facsimile by a person duly authorized in that behalf.

BP P.L.C.

AUTHORIZED SIGNATORY

Attest:

February 13, 2015

Signature Page of the Guarantee